                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is entered into as of July 20, 2001, by and among MetaSolv, Inc., a Delaware corporation (the "Company"), each of the Shareholders persons identified on Exhibit A attached
                                                           ---------
hereto (together with each assignee pursuant to Section 6(c) hereof, collectively the "Shareholders") and Joseph Hatchuel, acting as the representative for each Shareholder hereunder (the "Shareholders'
Representative").

                                   RECITALS:
                                   --------


     A. The Company, MetaSolv Canada Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of the Company ("MetaSolv Canada"), MetaSolv Canada Holdings Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of MetaSolv Canada ("MCH"), the Shareholders, LAT45 degrees Information Systems, Inc., a corporation incorporated under the federal laws of Canada ("LAT45"), and each of Joseph Hatchuel, Toufik Abdallah, Serge Bouhadana and Jean-Nicolas Guet have entered into that certain Share Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which MCH is acquiring all of the outstanding shares of capital stock (the "Shares") of LAT45.

     B. Pursuant to the terms of the Purchase Agreement, MCH is paying a portion of the purchase price for the Shares in exchangeable shares (the "Exchangeable Shares") of MCH, which such Exchangeable Shares may, in accordance with the terms and conditions of that certain Exchange Agreement of even date herewith (the "Exchange Agreement"), be exchanged for shares of the Company's common stock, par value $0.01 per share (the "Common Stock").

     C. Pursuant to the terms and conditions hereof, the Company is hereby agreeing to register under the Securities Act (as hereinafter defined) the shares of Common Stock received by the Shareholders upon exchange of the Exchangeable Shares being acquired under the Purchase Agreement.

     D. Pursuant to those certain Powers of Attorney executed by each Shareholder of various dates falling in June and July 2001, each Shareholder has authorized the Shareholders' Representative to execute, deliver and perform this Agreement on such Shareholder's behalf.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:
                                  ----------

     1.  Definitions.  As used herein, the following terms shall have the
         -----------
meanings indicated.

     "Commission" means the United States Securities and Exchange Commission.

         "Exchange Act" means the United States Securities Exchange Act of 1934.

         "Registrable Securities" means the shares of Common Stock received by the Shareholders upon exchange of the Exchangeable Shares and held of record by any Shareholder. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement under the Securities Act covering such Registrable Security has been declared effective by the Commission, (ii) such Registrable Security is no longer held of record by such Shareholder or
(iii) such Registrable Security is eligible for resale under Rule 144(k) under the Securities Act.

         "Securities Act" means the United States Securities Act of 1933.

     2.  Registration Statement.  Within 15 days after the date hereof, the
         ----------------------
Company shall file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (the "Registration Statement") with respect to the sale of all of the Registrable Securities and any other shares of Common Stock or other securities of the Company that the Company, in its sole discretion, elects to include therein. The Company shall use all commercially reasonable efforts to have the Registration Statement declared effective by the Commission under the Securities Act concurrently with the delivery of any such shares of Common Stock and to keep the Registration Statement effective for a period of five years following the date thereof. The Company further agrees, if necessary, to supplement or make amendments to the Registration Statement, if required by the registration form used by the Company for the Registration Statement, the instructions applicable to such registration form, the Securities Act or the rules and regulations thereunder.

     3.  Registration Procedures.
         -----------------------

         (a) Shareholder Obligations.  From and after the declared effective
             -----------------------
date of the Registration Statement, each Shareholder proposing to sell any Registrable Securities pursuant thereto shall notify the Company in writing (a "Sale Notice") of such Shareholder's intent to sell Registrable Securities. The Company may, in its discretion, notify such Shareholder (the "Company Notice") within three Business Days following the receipt by the Company of a Sale Notice that such Shareholder shall, pursuant to Section 3(d), not sell discontinue disposition of such Registrable Securities. If the Company fails to provide the Company Notice within three Business Days following the receipt by the Company of such Sale Notice, then such Shareholder shall have the right to dispose of such Registrable Securities for a period of thirty days following the date of receipt of the Company Notice (the "Sale Period"). After the expiration of such Sale Period such Shareholder shall be required to provide the Company with an additional Sale Notice in order to sell Registrable Securities. Each Shareholder's rights under this Section 3(a) are subject in all respects to the Company's rights and the Shareholders' duties under Section 3(d).

         (b) Company Obligations.  Following the date hereof, the Company will
             -------------------
as expeditiously as reasonably possible:

             (i) furnish to the Shareholders, prior to filing the Registration Statement, if requested in writing, copies of the Registration Statement as proposed to be filed, and thereafter furnish to the Shareholders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as the Shareholders may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by the Shareholders;

             (ii) use all commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Shareholders may reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Shareholders to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company will not be required to (A)
                        --------
qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

             (iii) notify the Shareholders, at any time when a prospectus relating hereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading and promptly make available to the Shareholders any such supplement or amendment; and

             (iv) make available for inspection by the Shareholders' Representative any attorney, accountant or other professional retained by the Shareholders' Representative (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
(A) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Shareholders' Representative and each Shareholder agree that information obtained by such party as a result of such inspections shall be deemed confidential and shall not be used by such party as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public by the Company or its representatives. The Shareholders' Representative and each Shareholder further agree that such party will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at such party's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (c) Shareholder Information.  The Company may require each Shareholder
              -----------------------
to promptly furnish in writing to the Company such information regarding the distribution of the

Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

         (d) Obligation to Discontinue Disposition of Registrable Securities.
             ---------------------------------------------------------------
The Company shall have the right at any time to notify each Shareholder, and each Shareholder agrees that upon receipt of any such notice from the Company, of the happening of any event of the kind described in subsection 3(a)(iii) hereof, such Shareholder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 3(a)(iii) hereof, and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than permanent file copies then in such party's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, other than in reply to the receipt of a Sale Notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to subsection 3(a)(iii) hereof to the date when the Company shall make available to each Shareholder a prospectus supplemented or amended to conform with the requirements of subsection 3(a)(iii) hereof.

     4.  Registration Expenses.  In connection with the Registration Statement
         ---------------------
required to be filed hereunder, the Company shall pay the following registration expenses: (a) all registration and filing fees; (b) the fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the reasonable fees and disbursements of counsel for the Company and the customary fees and expenses for independent certified public accountants retained by the Company; and (e) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall not have any obligation to pay any legal fees of the Shareholders' Representative or any Shareholder, any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any out-of-pocket expenses of the Shareholders' Representative or any Shareholder (or their agents).

     5.  Indemnification; Contribution.
         -----------------------------

         (a) Indemnification by the Company.  The Company agrees to indemnify
             ------------------------------
and hold harmless the Shareholders' Representative and the Shareholders from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by the Shareholders' Representative or any Shareholder or on the Shareholders' behalf expressly for use therein and; provided, further, that with respect to any
                               --------  -------
untrue statement or omission or
alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person if it is determined that it was the responsibility of the Shareholders to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

     (b) Indemnification by the Shareholders.  Each Shareholder agrees to
         -----------------------------------
indemnify and hold harmless, on a several basis, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Shareholders, but only with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against the Shareholders, the Shareholders shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person shall have the rights and duties given to the Shareholders, by the preceding subsection hereof.

     (c) Conduct of Indemnification Proceedings.  If any action or proceeding
         --------------------------------------
(including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or (b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party has agreed to pay such fees and expenses or the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

     (d) Contribution.  If the indemnification provided for in this Section 5 is
         ------------
unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and each Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Survival.  The indemnity and contribution agreements contained in this
         --------
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party and (iii) the consummation of the sale or successive resale of the Registrable Securities.

 6.  Miscellaneous.
     -------------

     (a) Amendments and Waivers.  The provisions of this Agreement may not be
         ----------------------
amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, other than as initially agreed upon in writing by the Company and the holders of at least a majority of the outstanding Registrable Securities.

     (b) Notices.  All notices and other communications hereunder shall be in
         -------
writing and shall be deemed given if delivered personally, transmitted by facsimile, or mailed by registered or certified mail (return receipt requested), or sent by Federal Express or other recognized overnight courier, to the parties at the following addresses (or at such other address for a party as shall be specified by written notice to the other parties):

     If to MetaSolv, to:

          MetaSolv, Inc.
          5560 Tennyson Parkway
          Plano, Texas 75024
          Attention:  Jonathan K. Hustis
          Facsimile:  (972) 403-8989

          Electronic Mail: jhustis@metasolv.com

     with copies to:

          Vinson & Elkins L.L.P.
          3700 Trammell Crow Center
          2001 Ross Avenue
          Dallas, Texas  75201
          Attention:  Jeffrey A Chapman
          Facsimile: (214) 999-7797

     If to the Shareholders' Representative, to:

          Joseph Hatchuel
          4446 Blvd. St. Laurent
          Montreal, Quebec H2W 1Z5
          Facsimile: (514) 285-1365

          with copies to:

          Mendelsohn Rosentzveig Shacter
          1000 Sherbrooke St. West
          27th Floor
          Montreal, Quebec H3A 3G4
          Attention:  David L. Rosentzveig
          Facsimile: (514) 987-1213

     If to a Shareholder, to:

          such address set forth opposite such Shareholder's name on Schedule
          8.9 to the Purchase Agreement, as amended from time to time.

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if transmitted by facsimile, ten Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier. The parties hereto expressly agree that any party hereto may give or receive any notice required or permitted hereunder to any other party hereto by way of electronic mail sent to the electronic mail address provided herein or in writing or by electronic mail to the sender of such notice by the recipient (or on his behalf).

          (c) Successors and Assigns.  The Shareholders shall not assign any
              ----------------------
rights or benefits under this Agreement without the prior written consent of the Company; provided, however, that such rights and benefits under this Agreement shall be assignable to any person receiving Exchangeable Shares and/or Registrable Securities as a result of a distribution from the

Key Employee Trust (as defined in the Purchase Agreement) or any of the Family Trusts (as defined in the Purchase Agreement), provided that such transferees shall become a Shareholder under this Agreement by signing a counterpart hereto and shall be subject to the obligations and duties of a Shareholder hereunder. Any assignment in violation of the foregoing shall be null and void.

          (d) Counterparts.  This Agreement may be executed in a number of
              ------------
identical counterparts and it shall not be necessary for the Company and the Shareholders' Representative to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

          (e) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (f) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

          (g) Severability.  If any term or other provision of this Agreement is
              ------------
determined by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced under any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

          (h) Entire Agreement.  This Agreement is intended by the Company and
              ----------------
the Shareholders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Shareholders with respect to such subject matter.

          (i) Third Party Beneficiaries.  Other than Indemnified Parties not a
              -------------------------
party hereto, this Agreement is intended for the benefit of the Company and the Shareholders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

          (j) Shareholders' Representative.  The parties hereto acknowledge and
              ----------------------------
agree that pursuant to those certain Powers of Attorney executed by each Shareholder of various dates falling in June and July 2001, the Shareholders' Representative shall have the authority to give and receive all notices, information, disclosure and documentation required to be given by or received by any Shareholder hereunder and to execute the same on behalf of any such Shareholder.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    METASOLV, INC.


                                    By:
                                    Name:
                                    Title:


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Elie Abboud, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Perihane Abdallah Nasrallah, by Joseph
                                    Hatchuel, her attorney-in-fact duly
                                    appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Antonio Arcuri, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


                              B.A.G.H. TECHNOLOGIES INC.


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Francoise Bellon, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Francoise Benichou, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     David Bitton, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Nassim Bouabcha, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Samuel Bouhadana, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Ghada Boutanios, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Pascal Bouvry, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Jean-Francois Brisson, by Joseph Hatchuel,
                                    his attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Joseph Cohen, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Gilbert Cousineau, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Yves Desrosiers, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Charles Elazar, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

                              FIDUCIE CLOALIMA


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE FAMILIALE TOUSAGAMI


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE PERSONNEL-CLE LAT45


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE TOM-TOM


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


                              FIDUCIE YADA


                              By:   __________________________________c/s
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Herve Francois, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Antoinette Giuffrida, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Fernando Gutierrez, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Theodora Hatchuel, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Toufik Issad, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Claude Jean, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Benoit Lemieux, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Celine Lessard, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Aaron Minciotti, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Sarah Minciotti, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Patrick Murris, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Paula Oriani, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


                              OXHENHAM INTERNATIONAL LTD.


                              By:   __________________________________c/s
                                    Name:____________________________________
                                    Title:___________________________________
                                    Duly Appointed Authorized Signing Officer,
                                    by Power of Attorney


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     _______________________________ l.s.
Witness                       )     Ginette Pelletier, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
_____________________________ )     _______________________________ l.s.
Witness                       )     Sylvain Plourde, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.



SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                       )     Gina Ratte, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                       )     Isabelle Sicotte, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
_____________________________ )     ________________________________ l.s.
Witness                       )     Robert Kimbal Solar, by Joseph Hatchuel,
                                    his attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
_____________________________ )     ________________________________ l.s.
Witness                       )     Christian St-Po, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
_____________________________ )     ________________________________ l.s.
Witness                       )     Abdul Hafiz Sultani, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                       )     Tounissoux, Sandrine, by Joseph Hatchuel,
                                    her attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                       )     Marie Tremblay, by Joseph Hatchuel, her
                                    attorney-in-fact duly appointed.


SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                       )     Patrice Trudel, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
                              )
___________________________   )     ________________________________ l.s.
Witness                             Roland Younes, by Joseph Hatchuel, his
                                    attorney-in-fact duly appointed.


                                    SHAREHOLDERS' REPRESENTATIVE:


                                    ________________________________________
                                    Joseph Hatchuel

                                   Exhibit A

                              List of Shareholders

Abboud, Elie
Abdallah Nasrallah, Perihane
Arcuri, Antonio
B.A.G.H. Technologies Inc.
Bellon, Francoise
Benichou, Francoise
Bitton, David
Bouabcha, Nassim
Bouhadana, Samuel
Boutanios, Ghada
Bouvry, Pascal
Brisson, Jean-Francois
Cohen, Joseph
Cousineau,  Gilbert
Desrosiers, Yves
Elazar, Charles
Fiducie Cloalima
Fiducie Familiale Tousagami
Fiducie Personnel-cle LAT45
Fiducie Tom-Tom
Fiducie Yada
Francois, Herve
Giuffrida, Antoinette
Gutierrez, Fernando
Hatchuel, Theodora
Issad, Toufik
Jean, Claude
Lemieux, Benoit
Lessard, Celine
Minciotti, Aaron
Minciotti, Sarah
Murris, Patrick
Oriani, Paula
Oxhenham International Ltd.
Pelletier, Ginette
Plourde, Sylvain
Ratte, Gina
Sicotte, Isabelle
Solar, Robert Kimbal
St-Po, Christian
Sultani, Abdul Hafiz
Tounissoux, Sandrine

Tremblay, Marie
Trudel, Patrice
Younes, Roland


                                      A-2